UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 24, 2007
ALLIS-CHALMERS ENERGY INC.
(Exact name of registrant as specified in its charter)

Delaware	001-02199	39-0126090
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

5075 Westheimer Suite 890 Houston, Texas (Address of principal executive offices)	77056 (Zip Code)
Registrant’s telephone number, including area code: (713) 369-0550
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 2.03. Creation of a Direct Financial Obligation
Item 7.01. Regulation FD Disclosure
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Indenture
Purchase Agreement
Registration Rights Agreement
Press Release

Item 1.01. Entry into a Material Definitive Agreement.
     The information included in Item 2.03 of this Current Report on Form 8-K under the captions “Issuance and Sale of Senior Notes,” and “Registration Rights Agreement” is incorporated by reference into this Item 1.01 of this Current Report on Form 8-K.
Item 2.03. Creation of a Direct Financial Obligation.
Issuance and Sale of Senior Notes
     On January 24, 2007, Allis-Chalmers Energy Inc., a Delaware corporation (the “Company”), entered into a Purchase Agreement (the “Purchase Agreement”) by and among the Company and the initial purchasers named therein (collectively, the “Initial Purchasers”), providing for the issuance and sale of $250,000,000 aggregate principal amount of the Company’s 8.5% Senior Notes due 2017 (the “Notes”) to the Initial Purchasers.
     On January 29, 2007, the Company successfully completed the issuance and sale of the Notes. The Notes are jointly and severally, fully and unconditionally guaranteed by each of the Company’s material domestic restricted subsidiaries (the “Guarantees”). The Notes and the Guarantees were offered and sold in private transactions in conformance with Rule 144A and Regulation S under the Securities Act of 1933, as amended (the “Securities Act”). The Notes and the Guarantees have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act.
     The Company issued the Notes pursuant to an indenture, dated as of January 29, 2007, by and among the Company, the guarantor parties thereto (the “Guarantors”) and Wells Fargo Bank, N.A., as trustee (the “Indenture”).
     The Company intends to use net proceeds from the sale of the Notes to repay a portion of the debt outstanding under its $300 million bridge loan facility, which was incurred to finance the Company’s recent acquisition of substantially all the assets of Oil & Gas Rental Services, Inc.
     Interest on the Notes will accrue from January 29, 2007 at a rate of 8.5% per year. Interest on the Notes is payable semi-annually in arrears on March 1 and September 1 of each year, commencing on September 1, 2007. The Notes will mature on March 1, 2017. The Notes are senior unsecured obligations of the Company and rank, in right of payment, equally with all of the Company’s existing and future senior unsecured indebtedness and senior to any existing and future subordinated indebtedness of the Company. The Notes are effectively subordinated to any of the Company’s existing or future secured indebtedness to the extent of the assets securing such indebtedness. The Guarantees are senior unsecured obligations of the Guarantors and rank, in right of payment, equally with all of the Guarantors’ existing and future senior unsecured indebtedness and senior to any existing and future subordinated indebtedness of the Guarantors. The Guarantees are effectively subordinated to any of the Guarantors’ existing or future secured indebtedness to the extent of the assets securing such indebtedness.

     The Company may, at its option, redeem all or part of the Notes, at any time prior to March 1, 2012 at the make-whole price set forth in the Indenture, and on or after March 1, 2012 at fixed redemption prices, plus accrued and unpaid interest, if any, to the date of redemption.
     At any time, which may be more than once, before March 1, 2010, the Company may redeem up to 35% of the outstanding Notes with money that it raises in one or more equity offerings at a redemption price of 108.5% of the par value of the Notes redeemed, plus accrued and unpaid interest, as long as:
•	the Company redeems the Notes within 180 days of completing the equity offering; and

•	at least 65% of the aggregate principal amount of Notes initially issued in the offering remains outstanding after the redemption.
     If the Company experiences certain kinds of changes of control, it must give holders of the Notes the opportunity to sell to the Company their Notes at 101% of their principal amount, plus accrued and unpaid interest.
Registration Rights Agreement
     On January 29, 2007, the Company entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with the Initial Purchasers, pursuant to which the Company agreed to use its commercially reasonable efforts to (i) file with the Securities and Exchange Commission (the “SEC”) a registration statement on an appropriate form under the Securities Act (the “Exchange Offer Registration Statement”) relating to a registered exchange offer for the Notes under the Securities Act and (ii) cause the Exchange Offer Registration Statement to be declared effective under the Securities Act within 270 days following January 29, 2007. If the Company fails to comply with certain obligations under the Registration Rights Agreement, it will be required to pay liquidated damages to the holders of the Notes in accordance with the provisions of the Registration Rights Agreement.
Agreement Descriptions
     The descriptions of the provisions of the Purchase Agreement, the Indenture and the Registration Rights Agreement set forth above in Item 2.03 of this Current Report on Form 8-K are qualified in their entirety by reference to the full and complete terms of such agreements, copies of which are attached to this report as exhibits hereto.
Item 7.01. Regulation FD Disclosure.
     On January 29, 2007, the Company issued a press release announcing the successful closing of the Notes offering described in Item 2.03 of this Current Report on Form 8-K. A copy of such press release is furnished as Exhibit 99.1 hereto.

Item 9.01.  Financial Statements and Exhibits.
(d) Exhibits.

Exhibit
Number	Description
4.1	Indenture, dated as of January 29, 2007, by and among the Company, the Guarantors named therein and Wells Fargo Bank, N.A.

4.2	Form of 8.5% Senior Note due 2017 (included in Exhibit 4.1 of this Current Report on Form 8-K).

10.1	Purchase Agreement dated as of January 24, 2007 by and among Allis-Chalmers Energy Inc., the Guarantors named therein and the Initial Purchasers named therein.

10.2	Registration Rights Agreement dated as of January 29, 2007 by and among Allis-Chalmers Energy Inc., the Guarantors named therein and the Initial Purchasers named therein.

99.1	Press Release, dated January 29, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIS-CHALMERS ENERGY INC.
Date: January 29, 2007	By:	/s/ Victor M. Perez
	Name:	Victor M. Perez
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description
4.1	Indenture, dated as of January 29, 2007, by and among the Company, the Guarantors named therein and Wells Fargo Bank, N.A.

4.2	Form of 8.5% Senior Note due 2017 (included in Exhibit 4.1 of this Current Report on Form 8-K).

10.1	Purchase Agreement dated as of January 24, 2007 by and among Allis-Chalmers Energy Inc., the Guarantors named therein and the Initial Purchasers named therein.

10.2	Registration Rights Agreement dated as of January 29, 2007 by and among Allis-Chalmers Energy Inc., the Guarantors named therein and the Initial Purchasers named therein.

99.1	Press Release, dated January 29, 2007.